September 7, 2006

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	The Prudential Discovery Premier Group Variable Contract Account
(File No.811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and Prudential Discovery Premier Group Variable Contract Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2006 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Dynamics Fund, AIM V.I. Government Securities Fund, AIM V.I. International Growth Fund, AIM V.I. Core Equity Fund, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, American Century VP Income & Growth Fund, Credit Suisse Mid-Cap Growth Portfolio, Davis Value Portfolio, Delaware VIP Emerging Market Series, Dreyfus Socially Responsible Growth Fund, Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, Janus Aspen Series Mid Cap Growth, Growth and Income, and Worldwide Growth Portfolios, MFS Research Bond Series, MFS Emerging Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series, PIMCO VIT Short Term Portfolio, T. Rowe Price Equity Series, Inc. – Equity Income Portfolio, and portfolios of The Prudential Series Fund: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison, Small Capitalization Stock, Stock Index, Value, and Jennison 20/20 Focus.

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0000950129-06-008117
	Date of Filing:	08/25/2006

2.	Filer/Entity:	AllianceBernstein Variable Products Series Fund, Inc.
	Registration No.:	811-05398
	CIK No.	0000825316
	Accession No.:	0000936772-06-000138
	Date of Filing:	08/30/2006

3.	Filer/Entity:	American Century Variable Portfolios, Inc.
	Registration No.:	811-05188
	CIK No.	0000814680
	Accession No.:	0000814680-06-000049
	Date of Filing:	08/23/2006

4.	Filer/Entity	Credit Suisse Trust
	Registration No.:	811-07261
	CIK No.	0000941568
	Accession No.:	0001104659-06-059366
	Date of Filing:	09/05/2006

5.	Filer/Entity:	Davis Variable Account Fund, Inc.
	Registration No.:	811-09293
	CIK No.	0001084060
	Accession No.:	0001084060-06-000010
	Date of Filing:	08/24/2006

6.	Filer/Entity:	Delaware VIP Trust
	Registration No.:	811-05162
	CIK No.	0000814230
	Accession No.:	0001125282-06-005343
	Date of Filing:	08/28/2006

7.	Filer/Entity:	The Dreyfus Socially Responsible Growth Fund, Inc.
	Registration No.:	811-07044
	CIK No.:	0000890064
	Accession No.:	0000890064-06-000011
	Date of Filing:	08/17/2006

8.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
	Registration No.:	811-05583
	CIK No.:	0000837274
	Accession No.:	0001193125-06-180665
	Date of Filing:	08/28/2006

9.	Filer/ Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.	0000906185
	Accession No.:	0001104659-06-056995
	Date of Filing:	08/25/2006

10.	Filer/Entity	MFS Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.	0000918571
	Accession No.:	0000950156-06-000416
	Date of Filing:	08/29/2006

11.	Filer/Entity	PIMCO VIT
	Registration No.:	811-08399
	CIK No.	0001047304
	Accession No.:	0001193125-05-181409
	Date of Filing:	PENDING

12.	Filer/Entity	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.:	0000918294
	Accession No.:	0000918294-06-000037
	Date of Filing:	08/24/2006

13.	Filer/Entity	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.	0000711175
	Accession No.:	0001193125-06-183738
	Date of Filing:	08/31/2006

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

/s/John M. Ewing

John M. Ewing

Vice President and Corporate Counsel